UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
March 31, 2017
____________________

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 687-5817
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 1, 2017, Hewlett Packard Enterprise Company (the “Company”) completed the previously disclosed transactions (the “Transactions”) contemplated by (i) the Agreement and Plan of Merger, dated as of May 24, 2016, as amended as of November 2, 2016, and as further amended as of December 6, 2016 (the “Merger Agreement”), by and among the Company, Computer Sciences Corporation (“CSC”), DXC Technology Company, formerly known as Everett SpinCo, Inc. (“DXC”), Everett Merger Sub Inc., and New Everett Merger Sub Inc., a wholly owned subsidiary of DXC (“Merger Sub”) and (ii) the Separation and Distribution Agreement, dated as of May 24, 2016, as amended as of November 2, 2016, as further amended as of December 6, 2016, January 27, 2017 and March 31, 2017 (the “Separation Agreement”), between the Company and DXC. Specifically, (1) the Company transferred its enterprise services business to DXC (the “Separation”), (2) the Company distributed on a pro rata basis all the shares of DXC common stock held by the Company to the stockholders of the Company entitled to receive shares of DXC common stock (the “Distribution”) and (3) immediately after the Distribution, Merger Sub merged with and into CSC. Upon the completion of the Transactions, CSC became a wholly owned subsidiary of DXC.
In connection with the consummation of the Transactions, on March 31, 2017, the Company, DXC and, in some cases, CSC, entered into several agreements that govern the relationship of the parties following the Distribution, including an Employee Matters Agreement, a Tax Matters Agreement, an Intellectual Property Matters Agreement, a Transition Services Agreement and a Real Estate Matters Agreement.
A summary of the principal terms of each of these agreements is set forth in the section titled “Additional Agreements Related to the Separation, the Distribution and the Merger” contained in the proxy statement/prospectus-information statement of CSC included as Exhibit 99.1 to Everett SpinCo, Inc.’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on February 24, 2017, which summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached to DXC’s Current Report on Form 8-K filed on April 6, 2017, as Exhibit 2.1, 2.2, 2.3, 2.4 and 2.5, respectively, and are incorporated herein by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Effective as of 3:01 a.m. Eastern time on April 1, 2017, pursuant to the Separation Agreement and the Merger Agreement, the Company completed the previously announced separation of its enterprise services business as a result of the Distribution. The Company stockholders received approximately 0.086 shares of common stock of DXC for every one share of Company common stock held at the close of business on the record date.
Upon the completion of the Transactions, CSC became a wholly owned subsidiary of DXC. In addition, as a result of the Transactions, the Company stockholders own approximately 50.1% of the outstanding shares of DXC, and the CSC stockholders own approximately 49.9% of the outstanding shares of DXC, in each case excluding any overlaps in the pre-transactions stockholder bases. In the merger, CSC stockholders received one share of DXC common stock for every one share of CSC common stock held immediately prior to the merger.
Item 9.01. Financial Statements and Exhibits.
(b)    Pro forma financial information.
Unaudited pro forma consolidated financial information of Hewlett Packard Enterprise Company giving effect to the Separation, and the related notes thereto, required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.1.
(d)    Exhibits.

Exhibit No.	Description
2.1
Employee Matters Agreement, dated March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.1 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.2
Tax Matters Agreement, dated March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.2 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.3
Intellectual Property Matters Agreement, dated March 31, 2017, by and among Hewlett Packard Enterprise Company, Hewlett Packard Enterprise Development LP and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.3 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.4
Transition Services Agreement, dated March 31, 2017, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.4 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.5
Real Estate Matters Agreement, dated March 31, 2017, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.5 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.6
Fourth Amendment to the Separation and Distribution Agreement, dated March 31, 2017, by and between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.6 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

99.1	Unaudited pro forma consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

By: /s/ RISHI VARMA________________________
Rishi Varma
Senior Vice President, Deputy General Counsel and
Assistant Secretary

Date: April 6, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1
Employee Matters Agreement, dated March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.1 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.2
Tax Matters Agreement, dated March 31, 2017, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.2 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.3
Intellectual Property Matters Agreement, dated March 31, 2017, by and among Hewlett Packard Enterprise Company, Hewlett Packard Enterprise Development LP and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.3 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.4
Transition Services Agreement, dated March 31, 2017, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.4 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.5
Real Estate Matters Agreement, dated March 31, 2017, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.5 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

2.6
Fourth Amendment to the Separation and Distribution Agreement, dated March 31, 2017, by and between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.6 to DXC Technology Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 6, 2017.)

99.1	Unaudited pro forma consolidated financial information.